      As filed with the Securities and Exchange Commission on June 6, 2000
                                                   Registration Number 333-80215
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         WEATHERFORD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
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
                  DELAWARE                                                                                04-2515019
      (State or other jurisdiction of                                                        (I.R.S. Employer Identification No.)
       incorporation or organization)
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                          515 POST OAK BLVD., SUITE 600
                              HOUSTON, TEXAS 77027
                                 (713) 693-4000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             BERNARD J. DUROC-DANNER
                         WEATHERFORD INTERNATIONAL, INC.
                          515 POST OAK BLVD., SUITE 600
                              HOUSTON, TEXAS 77027
                                 (713) 693-4000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

                                 CURTIS W. HUFF
                         WEATHERFORD INTERNATIONAL, INC.
                          515 POST OAK BLVD., SUITE 600
                              HOUSTON, TEXAS 77027
                                 (713) 693-4000

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not applicable.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]____

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                               -----------------

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
================================================================================

                                EXPLANATORY NOTE


         Pursuant to its Registration Statement on Form S-3 (Reg. No. 333-80215) (the "Registration Statement"), Weatherford International, Inc., a Delaware corporation (the "Company"), registered 446,838 shares of its common stock, $1.00 par value (the "Common Stock"), in connection with the offer for resale of such shares of Common Stock by certain stockholders of the Company (the "Offering"). The Registration Statement was declared effective by the Commission on June 15, 1999.

         Pursuant to the undertaking made by the Company required by Item 512(a)(3) of Regulation S-K, the Company files this Post-Effective Amendment No. 1 to the Registration Statement for the purpose of removing from registration all shares of the Company's Common Stock, which were not, and are not expected to be, sold in the Offering.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 6, 2000.

                         WEATHERFORD INTERNATIONAL, INC.


                         By:            /s/ BERNARD J. DUROC-DANNER
                            --------------------------------------------------
                                         Bernard J. Duroc-Danner
                              President, Chief Executive Officer, Chairman
                         of the Board and Director (Principal Executive Officer)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

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
                   SIGNATURES                                         TITLE                                DATE
                   ----------                                         -----                                ----
        /s/ BERNARD J. DUROC-DANNER                   President, Chief Executive Officer,              June 6, 2000
--------------------------------------------          Chairman of the Board and Director
            Bernard J. Duroc-Danner                      (Principal Executive Officer)


            /s/ CURTIS W. HUFF                        Executive Vice President and Chief               June 6, 2000
--------------------------------------------                   Financial Officer
              Curtis W. Huff                             (Principal Financial Officer)


           /s/ LISA W. RODRIGUEZ                                   Controller                          June 6, 2000
--------------------------------------------
             Lisa W. Rodriguez                           (Principal Accounting Officer)


                                                                    Director                           June ___, 2000
--------------------------------------------
             David J. Butters

                     *                                              Director                           June 6, 2000
--------------------------------------------
             Philip Burgieres

                     *                                              Director                           June 6, 2000
--------------------------------------------
             Sheldon B. Lubar

                                                                    Director                           June ___, 2000
--------------------------------------------
            William E. Macaulay

                     *                                              Director                           June 6, 2000
--------------------------------------------
             Robert B. Millard

                     *                                              Director                           June 6, 2000
--------------------------------------------
           Robert K. Moses, Jr.

                     *                                              Director                           June 6, 2000
--------------------------------------------
              Robert A. Rayne


*By: /s/ BERNARD J. DUROC-DANNER
    --------------------------------
         Bernard J. Duroc-Danner
      Pursuant to Power of Attorney
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